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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
              PURSUANT TO SECTION 906 OF SARBANES OXLEY ACT OF 2002

In Connection with the Annual Report of Centra Financial Holdings, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin D. Lemley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Kevin D. Lemley
-------------------

Kevin D. Lemley
Chief Financial Officer
March 19, 2004


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